UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2021

FORUM MERGER IV CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-40230	86-1556509
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FMIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FMIVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of Forum Merger IV Corporation (the “Company”), on March 22, 2021, the Company consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-fourth of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. The underwriters of the IPO (the “Underwriters”) were granted a 45-day option to purchase up to 4,500,000 additional Units to cover over-allotments, if any. On March 30, 2021, the Underwriters exercised the over-allotment option in part and purchased an additional 3,601,509 Units (the “Over-Allotment Units”), generating gross proceeds of $36,015,090.

As previously reported on a Current Report on Form 8-K of the Company, on March 22, 2021, simultaneously with the closing of the IPO, the Company completed the private sale of 930,000 units (the “Private Placement Units”). 780,000 of the Private Placement Units were sold to Forum Investors IV LLC (the “Sponsor”) and 150,000 Private Placement Units were sold to Jefferies LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $9,300,000. On March 30, 2021, simultaneously with the sale of the Over-Allotment Units, the Company completed the private sale of 72,031 additional Private Placement Units, consisting of 54,023 Private Placement Units sold to the Sponsor and 18,008 Private Placement Units sold to Jefferies LLC, generating gross proceeds of $720,310.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER IV CORPORATION

By:	/s/ David Boris
Name: David Boris
Title: Co-Chief Executive Officer and Chief Financial Officer

Dated: April 16, 2021

2